UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2017

QUINTILES IMS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4820 Emperor Blvd.,
Durham, North Carolina
27703
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (919) 998-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 23, 2017, Quintiles IMS Holdings, Inc. (the “Company”) entered into a Share Repurchase Agreement (the “Agreement”) with certain of its principal shareholders: certain funds affiliated with TPG Global, LLC (“TPG”), certain funds affiliated with Leonard Green & Partners, L.P. (“LGP”), and Dr. Dennis B. Gillings and certain of his affiliates (“DG Shareholders”) (“the Sellers”). Pursuant to the Agreement, the Company has agreed to purchase, and the Sellers have agreed to sell, an aggregate of 9,677,420 shares of the Company’s common stock, par value $0.01 per share, in a private transaction for an aggregate purchase price of approximately $750 million, subject to satisfaction of a financing condition on or prior to March 3, 2017. The shares being sold include 7,561,013 shares from TPG, 1,116,407 shares from LGP and 1,000,000 shares from the DG Shareholders.

The description of the Agreement contained herein is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

This private repurchase transaction of the Company shares was effected pursuant to the Company’s existing repurchase program (the “Repurchase Program”) approved by the Company’s board of directors. As of today, the Company has remaining authorization to repurchase up to approximately $750 million of Company shares under the existing Repurchase Program, after giving effect to repurchase of shares pursuant to the Agreement.

Certain relationships of the Sellers with the Company are described under “Certain Relationships and Related Person Transactions” in the Company’s proxy statement dated February 22, 2017.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Share Repurchase Agreement, dated as of February 23, 2017, between Quintiles IMS Holdings, Inc. and the selling shareholders identified therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2017	QUINTILES IMS HOLDINGS, INC.

	By:	/s/ James H. Erlinger III
Name: James H. Erlinger III
Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1	Share Repurchase Agreement, dated as of February 23, 2017, between Quintiles IMS Holdings, Inc. and the selling shareholders identified therein.